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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       April 24, 2001


                               Inamed Corporation
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               (Exact Name of Registrant as Specified in Charter)


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
Delaware                                001-09741                                        59-0920629
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
(State or Other Juris-                  (Commission File                              (IRS Employer
diction of Incorporation)               Number)                                 Identification No.)


5540 Ekwill Street - Suite D, Santa Barbara, California                                  93111-2919
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(Address of Principal Executive Offices)                                                 (Zip Code)
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Registrant's telephone number:   (805) 692-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On April 24, 2001, Inamed issued a press release announcing its financial results for the first quarter ended March 31, 2001.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1  Press release dated April 24, 2001.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INAMED CORPORATION


Date:  April 30, 2001              By: /s/    David E. Bamberger
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                                   Name: David E. Bamberger
                                   itle: Senior Vice President, Secretary
                                          and General Counsel

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